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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       March 17, 1999
                                                    ---------------------

                       INVESTORS FINANCIAL SERVICES CORP.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                            0-26996              04-3279817
   --------                            -------              ----------
(State or other jurisdiction of   (Commission file     (I.R.S. Employer
incorporation or organization)      number)             Identification No.)


     200 Clarendon Street, Boston, MA                    02116
     --------------------------------               ----------
     (Address of principal executive offices)       (Zip Code)



Registrant's telephone number including area code:       (617) 330-6700
                                                      --------------------


                           No change since last report
          ------------------------------------------------------------
             (Former name or address, if changed since last report)



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Item 5.  OTHER EVENTS.

STOCK SPLIT

         On February 16, 1999, the Board of Directors of Investors Financial Services Corp. (the "Corporation") declared a two-for-one stock split in the form of a 100% stock dividend (the "Stock Split") which was paid on March 17, 1999 to stockholders of record on March 1, 1999. As a result of the Stock Split, on March 17, 1999 the total number of outstanding shares of the Corporation's common stock increased by 100 percent.

         As a result of the Stock Split, the number of shares of the Corporation's common stock registered with the Securities and Exchange Commission on the Corporation's registration statement on Form S-3 (File No. 333-58031) was increased from 175,068 shares to 350,136 shares, of which 312,146 shares are being offered for sale by Alan M. Trager and 37,990 shares are being offered for sale by Carla E. Dearing. Also as a result of the Stock Split, the number of shares of the Corporation's common stock registered with the Securities and Exchange Commission on the Corporation's registration statement on (i) Form S-8 (File No. 333-43353) was increased from 200,000 shares to 400,000 shares, of which 120,000 shares are being offered pursuant to the 1995 Non-Employee Director Stock Option Plan and 280,000 shares are being offered pursuant to the 1997 Employee Stock Purchase Plan and (ii) Form S-8 (File No. 333-3440) was increased from 560,000 shares to 1,120,000 shares, all of which are being offered pursuant to the 1995 Stock Plan.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                    99.1 Press Release of the Registrant, dated February 18,
                         1999 filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 31, 1999.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             INVESTORS FINANCIAL SERVICES CORP.



                             By:/s/ Kevin J. Sheehan
                                -------------------------------------------
                                   Kevin J. Sheehan
                                   President, Chief Executive Officer and\
                                   Chairman of the Board



Dated:  April 28, 1999